MERRILL LYNCH LATIN AMERICA FUND, INC.

                     Supplement dated June 5, 2002 to the
                        Prospectus dated March 27, 2002


     With effect from June 7, 2002, the section captioned "About the Portfolio Managers" under the heading "How the Fund Invests" appearing on page 9 is amended by deleting such information and adding the following section captioned "About the Portfolio Management Team":

     The Fund is managed pursuant to the sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (MLAM UK) by members of the Emerging Markets Global Strategy Group, a team of investment professionals who participate in the research process and stock selection. The Team Leader, David Soden, is primarily responsible for the day-to-day management of the Fund. Mr. Soden has been Team Leader and Investment Officer of the Emerging Markets Global Strategy Group for an affiliate of the Manager and MLAM UK since 1996 and a Managing Director of the affiliate since 1998.




Code  # 13989-0302STK